Consolidated Statements of Operations and Comprehensive Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Revenues:
Total revenues	$ 3,364	$ 2,442
Cost of revenues	3,304	2,627
Gross profit / (loss)	60	(185)
Operating expenses:
Sales and marketing	6,303	2,806
Research and development	2,497	2,054
General and administrative	8,865	3,515
Total operating expenses	17,665	8,375
Loss from operations	(17,605)	(8,560)
Other income (expense), net:
Gain on debt extinguishment	928
Interest expense, net	(2,657)	(1,093)
Other expense	(355)	(351)
Total other income (expense), net	(2,084)	(1,444)
Net loss and comprehensive loss	$ (19,689)	$ (10,004)
Weighted average shares outstanding used in computing net loss per share, basic and diluted	7,005,037	4,410,913
Net loss per common share outstanding, basic and diluted	$ (2.81)	$ (2.27)
Assay Revenue
Revenues:
Total revenues	$ 1,403	$ 1,281
Contract Revenue
Revenues:
Total revenues	$ 1,961	$ 1,161